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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8, Number 333-59452) pertaining to the MigraTEC, Inc. Long-Term Incentive Plan of our report dated March 1, 2002, with respect to the consolidated financial statements of MigraTEC, Inc. included in its Annual Report (Form 10-KSB) for the year ended December 31, 2001.

                                                        /s/ Ernst & Young LLP
                                                        ------------------------
                                                            Ernst & Young LLP

Dallas, Texas
March 25, 2002